Exhibit 10.6

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of August 8, 2007 among Apollo Global Management, LLC, a Delaware limited liability company (the “Company”), Goldman, Sachs & Co. (“Goldman Sachs”), J.P. Morgan Securities Inc. (“J.P. Morgan”) and Credit Suisse Securities (USA) LLC (“Credit Suisse” and, together with Goldman, Sachs and J.P. Morgan, collectively, the “Representatives” and the “Initial Purchasers”).

THE PARTIES ENTER INTO THIS AGREEMENT on the basis of the facts, understandings and intentions set forth below:

A. The Company, the Initial Purchasers and AGM Management, LLC (“Manager”) entered into that certain Purchase/Placement Agreement dated as of August 2, 2007 (the “Purchase Agreement”) in connection with the offering and sale (the “Offering”) of up to 34,500,000 Class A Shares of the Company (“Shares”).

B. In order to induce the investors who are purchasing the Shares in the Offering to purchase such Shares and the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights provided for in this Agreement for the holders of Registrable Shares (as defined below).

C. The execution and delivery of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement,

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as set forth below:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

Additional Shares: Shares or other securities issued in respect of the Shares by reason of or in connection with any stock dividend, stock distribution, stock split, purchase in any rights offering or in connection with any exchange for or replacement of such shares or any combination of shares, recapitalization, merger or consolidation, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Shares.

Agreement: As defined in the Introductory Paragraph of this Agreement.

Affiliate: As to any specified Person, (i) any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, (ii) any executive officer, director, trustee, managing member or general partner of the specified Person and (iii) any legal entity for which the specified Person acts as an executive officer, director, trustee, managing member or general partner. For purposes of this definition, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly, or indirectly through one or more intermediaries, of the power to direct or cause the direction of the management and policies of such Person, whether by contract, through the ownership of voting securities, partnership interests, membership interests or other equity interests or otherwise.

Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by applicable law, regulation or executive order to close. In the event that any date, deadline or period end described in this Agreement falls on a day that is not a Business Day, such date, deadline or period end shall be deemed to fall on the next succeeding Business Day.

Closing Time: August 8, 2007 or such other time or such other date as the Representatives and the Company may agree.

Commission: The Securities and Exchange Commission.

Company: As defined in the Introductory Paragraph of this Agreement, and any successor thereto.

Credit Suisse: As defined in the Introductory Paragraph of this Agreement, and any successor thereto.

End of Suspension Notice: As defined in Section 5(b) hereof.

Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.

Goldman Sachs: As defined in the Introductory Paragraph of this Agreement, and any successor thereto.

Holder: Each Participant and its direct or indirect transferees, so long as such Participant or transferee owns any Registrable Shares.

Indemnified Party: As defined in Section 7(a) hereof.

J.P. Morgan: As defined in the Introductory Paragraph of this Agreement, and any successor thereto.

Manager: As defined in the Introductory Paragraph of this Agreement, and any successor thereto.

Mandatory Shelf Registration Statement: As defined in Section 2(a) hereof.

NASD: The National Association of Securities Dealers, Inc.

Offered Shares: The Rule 144A Shares and the Regulation D Shares sold pursuant to the terms and conditions of the Purchase Agreement or the Subscription Agreements (as defined in the Purchase Agreement).

Offering: As defined in Recital A hereof.

Offering Circular: The offering circular, dated August 3, 2007, prepared in connection with the Offering.

Participants: The purchasers in the Offering of (i) the Regulation D Shares from the Company and (ii) Rule 144A Shares from the Initial Purchasers.

Person: An individual, partnership, corporation, limited liability company, trust, unincorporated organization, government or agency or political subdivision thereof, or any other legal entity.

Prospectus: The prospectus included in any Registration Statement, including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments and any free writing prospectus filed with the Commission or otherwise conveyed to investors, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

Purchase Agreement: As defined in Recital A of this Agreement, as amended from time to time.

Registrable Shares: Each of the Offered Shares and any Additional Shares, upon original issuance thereof, and at all times subsequent thereto, including upon the transfer thereof by the original holder or any subsequent holder, until, in the case of any such Offered Shares or Additional Shares, as applicable, the earliest to occur of:

(i) the second anniversary of the initial effective date of the Mandatory Shelf Registration Statement or, in the case of any Additional Shares for which tacking under Rule 144A is not available and which are not included in the Mandatory Shelf Registration Statement, until the second anniversary of the issuance of the Additional Shares;

(ii) the date on which such Shares have been sold pursuant to a Registration Statement or distributed to the public pursuant to Rule 144;

(iii) the date on which, in the written opinion of counsel to the Company, such Shares not held by Affiliates of the Company are saleable pursuant to subparagraph (k) of Rule 144; or.

(iv) the date on which such Shares are sold to the Company or any of its subsidiaries.

Registration Expenses: Any and all expenses incident to the performance of or compliance with this Agreement, including, without limitation: (i) all Commission, securities exchange, NASD registration, listing, inclusion and filing fees including, if applicable, the fees and expenses of any “qualified independent underwriter” (and its counsel) that is required to be retained by any holder of Registrable Shares in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with international, federal or state securities or blue sky laws (including, without limitation, any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a blue sky memorandum and compliance with the rules of the NASD), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, agreements among underwriters, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on any securities exchange or the Nasdaq Stock Market pursuant to Section 4(m) of this Agreement, (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to such performance, including with respect to rate of return data, but only such letters as are substantially similar to those delivered in connection with the Offering), and reasonable fees and disbursements of one counsel for the selling Holders to review the Mandatory Shelf Registration Statement, any Subsequent Shelf Registration Statement, and any agreements to be entered into by a Selling Stockholder in connection with any of the foregoing, and (vi) any fees and disbursements customarily paid by issuers in issues and sales of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement), provided, however, that Registration Expenses shall exclude brokers’ or underwriters’ discounts and commissions and transfer taxes or transfer fees, if any, relating to the sale or disposition of Registrable Shares by a Holder and the fees and disbursements of any counsel to the Holders other than as provided for in subparagraph (v) above.

Registration Statement: Any Shelf Registration Statement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post- effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

Regulation D: Regulation D (Rules 501-508) promulgated by the Commission under the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such regulation.

Regulation D Shares: Shares initially sold by the Company in accordance with the Purchase Agreement in accordance with Regulation D and pursuant to Subscription Agreements (as defined in the Purchase Agreement).

Rule 144: Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

Rule I44A: Rule 144A promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

Rule 144A Shares: Shares initially sold by the Company to the Initial Purchasers and resold by the Initial Purchasers to “qualified institutional buyers” (as such term is defined in Rule 144A).

Rule 158: Rule 158 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

Rule 415: Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

Rule 424: Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

Rule 429: Rule 429 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

Shares: As defined in Recital A hereof.

Shelf Registration Statement: The Mandatory Shelf Registration Statement or any Subsequent Shelf Registration Statement.

Strategic Investors: The California Public Employees’ Retirement System, a unit of the State and Consumer Services Agency of the State of California, and APOC Holdings Ltd., a Cayman Islands exempted company.

Subsequent Shelf Registration Statement: As defined in Section 2(d) hereof.

Suspension Event: As defined in Section 5(b) hereof.

Suspension Notice: As defined in Section 5(b) hereof.

Trigger Date: As defined in Section 2(a) hereof.

Underwritten Offering: A sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

2. Registration Rights.

(a) Mandatory Shelf Registration. As set forth in Section 4 hereof, the Company agrees to file with the Commission no later than 240 days from the date hereof a Shelf Registration Statement on Form S-1 or such other form under the Securities Act then available to the Company providing for the resale pursuant to Rule 415 from time to time by the Holders of any and all Registrable Shares (including for the avoidance of doubt any Additional Shares that are issued prior to the effectiveness of such Shelf Registration Statement) (such registration statement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the “Mandatory Shelf Registration Statement”); provided, however, that notwithstanding anything to the contrary in the foregoing, the Company shall not file the Mandatory Shelf Registration Statement with the Commission prior to the 181st day from the date hereof. The Company shall use all commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission as promptly as practicable following such filing, and for this purpose, the Company shall be entitled to consider the advice of the managing underwriter or underwriters of an initial public offering of the Shares that is then pending, if any, as to the effect that the effectiveness of the Shelf Registration Statement could reasonably be expected to have on the marketing of the initial public offering. Any Shelf Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available (including, without limitation, an Underwritten Offering, a sale through brokers or agents, or a sale over the internet) by the Holders of any and all Registrable Shares.

(b) Expenses. The Company shall pay all Registration Expenses in connection with the registration of the Registrable Shares pursuant to this Agreement. Each Holder participating in a registration pursuant to this Section 2 shall bear such Holder’s proportionate share (based on the total number of Registrable Shares sold in such registration) of all discounts and commissions payable to underwriters or brokers and all transfer taxes and transfer fees in connection with a registration of Registrable Shares pursuant to this Agreement and any other expense of the Holders not specifically allocated to the Company pursuant to this Agreement relating to the sale or disposition of such Holder’s Registrable Shares pursuant to any Registration Statement.

(c) Subsequent Shelf Registration for Additional Shares Issued after Effectiveness of the Mandatory Shelf Registration Statement. If any Additional Shares are issued or distributed to Holders after the effectiveness of the Mandatory Shelf Registration Statement, or such Additional Shares were otherwise not included in a prior Registration Statement, then the Company shall as soon as reasonably practicable file an additional shelf registration statement (including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, a “Subsequent Shelf Registration Statement”) covering such Additional Shares on behalf of the Holders thereof in the same manner, and subject to the same provisions in this Agreement as the Mandatory Shelf Registration Statement, provided that the provisions of Section 2(a) or 2(b) hereof will not apply to any such Subsequent Shelf Registration Statement.

3. Rules 144 and 144A Reporting.

With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Shares to the public without registration, the Company agrees to, so long as any Holder owns any Registrable Shares:

(a) at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of all securities to the general public, use its commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144(c) under the Securities Act;

(b) use all commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) if the Company is not required to file reports and other documents under the Securities Act and the Exchange Act, it will:

(i) use its commercially reasonable efforts to:

(x) post on its primary website and a website maintained by the transfer agent for the Shares (the “Rule 144A Website”) annual reports within the time periods specified below, which will contain information that is substantially similar to the information that is required to be contained in an Annual Report on Form 10-K (as in effect on the date of the Offering Circular) under the Exchange Act (but only to the extent the Company has historically provided similar information, including in the Offering Circular), including (i) a discussion of financial condition and results of operations consistent with the discussion in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in an Annual Report on Form 10-K and (ii) audited combined annual financial statements prepared in accordance with GAAP; and

(y) post on its primary website and the Rule 144A Website quarterly reports within the time period specified below in respect of each of the first three calendar quarters of each fiscal year, which will contain information that is substantially similar to the information that is required to be contained in a Quarterly Report on Form 10-Q (as in effect on the date of the Offering Circular) under the Exchange Act (but only to the extent the Company has historically provided similar Information, including in the Offering Circular), including (i) a discussion of financial condition and results of operations consistent with the discussion in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in a Quarterly Report on Form 10-Q and (ii) unaudited condensed combined quarterly financial statements prepared in accordance with GAAP;

(ii) use its commercially reasonable efforts to post its annual reports:

(x) for its 2007 fiscal year, within 120 days after the end of that fiscal year, and

(y) for each subsequent fiscal year, within 90 days after the end of that fiscal year;

(iii) use its commercially reasonable efforts to post its quarterly reports:

(x) for its second fiscal quarter of 2007, within 90 days after the end of that fiscal quarter,

(y) for its third fiscal quarter of 2007, within 60-75 days after the end of that fiscal quarter, and

(z) for each subsequent, applicable fiscal quarter, within 45 days after the end of that fiscal quarter;

(iv) in the event it is unable to post a report within the time periods specified above, post a notification on its primary website and the Rule 144A Website describing why the report was not timely posted, and post the report as soon after the end of such period as is reasonably practicable; and

(v) when it affirmatively decides to disclose information about its business that it has determined to be material to any person not subject to a confidentiality undertaking, it will simultaneously make that information available through postings to its primary website and the Rule 144A Website; in addition, in the case of any other disclosure of material information about its business it will make that information available to through postings to our primary website and the Rule 144A Website as soon as reasonably practicable after such disclosure; and finally, the Company will take steps to ensure that, in the event it provides information to any client or other person and that information might reasonably be deemed to be material to its business as a whole, such persons will be aware of their obligation to preserve the confidentiality of such information and understand that they may not trade in the Company’s securities on the basis of such information until it has been made available to all Holders;

provided, however, that (i) the Company will not include information in the reports described above if and to the extent it determines in its good faith judgment that (A) such information is not material to Holders or to the Company’s businesses, assets, operations, financial positions or prospects or (B) in any discussion of a material contract or business arrangement, the disclosure of such information could reasonably be expected to result in competitive harm to the Company’s business or prospects so long as the statements contained in the applicable report, in light of the circumstances under which they were made, are accurate in all material respects; (ii) the Company will provide as exhibits only its operating agreement and any amendments thereto; and (iii) the Company will not have any obligation to comply with the Sarbanes-Oxley Act of 2002 or Items 307, 308, 402, 405, 406, 407, 601 and 10(e) of Regulation S-K.

4. Registration Procedures.

In connection with the obligations of the Company with respect to any registration pursuant to this Agreement, the Company shall use all commercially reasonable efforts to effect or cause to be effected the registration of the Registrable Shares under the Securities Act to permit the resale of such Registrable Shares by the Holder or Holders in accordance with the Holders’ intended method or methods of resale and distribution (which methods shall be commercially reasonable), all on the terms and conditions set forth herein, and the Company shall:

(a) prepare and file with the Commission, as specified in this Agreement, a Shelf Registration Statement, which shall comply in all material respects as to form with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its commercially reasonable efforts to cause such Shelf Registration Statement to become effective as promptly as practicable following such filing as specified in Section 4(a) and to remain effective, subject to Section 5 hereof, until the date on which no Holders hold Registrable Shares, provided, however, that if the Company has an effective Shelf Registration Statement on Form S-1 under the Securities Act and becomes eligible to use Form S-3 or such other short-form registration statement under the Securities Act, the Company may, upon 30 days prior written notice to all Holders of Registrable Shares, register any Registrable Shares registered but not yet distributed under the effective Shelf Registration Statement on such a short-form Shelf Registration Statement and, once the short-form Shelf Registration Statement is declared effective, de-register such shares under the previous Registration Statement or transfer filing fees from the previous Registration Statement pursuant to Rule 429;

(b) subject to Section 4(i) hereof, (i) prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective for the period described in Section 4(a) hereof, (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424, and (iii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the method or methods of distribution set forth in the “Plan of Distribution” section of the Prospectus;

(c) furnish to the Holders, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto as such Holder may reasonably request; the Company consents, subject to Section 5, to the lawful use of such Prospectus, including each preliminary Prospectus, by the Holders, if any, in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;

(d) use all commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such domestic United States jurisdictions as the Representatives or any Holder covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective pursuant to Section 4(a) and do any and all other acts and things that may be reasonably necessary to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares covered by the Registration Statement; provided, however, that the Company shall not be required to take any action to comply with this Section 4(d) if it would require the Company or any of its subsidiaries to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 4(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;

(e) notify the Representatives and each Holder with Registrable Shares covered by a Registration Statement promptly and, if requested by the Representatives or any such Holder, confirm such advice in writing at the address determined in accordance with Section 10(b), (i)when such Registration Statement has become effective and when any post-effective amendments thereto become effective or upon the filing of a supplement to any prospectus, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus or for additional information, and (iv) of the happening of any event during the period such Registration Statement is effective as a result of which such Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of the Prospectus, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the Prospectus until the requisite changes have been made);

(f) during the period of time referred to in Section 4(a) above, use all commercially reasonable efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of the Shelf Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as practicable;

(g) upon request, furnish to each requesting Holder with Registrable Shares covered by a Registration Statement, without charge, at least one conformed copy of such Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(h) except as provided in Section 5, upon the occurrence of any event contemplated by Section 4(f)(iv) hereof, use all commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to the Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to each requesting Holder a reasonable number of copies each such supplement or post-effective amendment;

(i) if requested by the representative of the underwriters, if any, or any Holders of Registrable Shares being sold in connection with an Underwritten Offering, (i) as promptly as practicable incorporate in a Prospectus supplement or post-effective amendment such material information as the representative of the underwriters, if any, or such Holders indicate in writing relates to them and (ii) use its commercially reasonable efforts to make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received written notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(j) enter into customary agreements (including in the case of an Underwritten Offering, an underwriting agreement in customary form and reasonably satisfactory to the Company) and take all other reasonable action in connection therewith in order to expedite or facilitate the distribution of the Registrable Shares included in such Registration Statement and, in the case of an Underwritten Offering, make representations and warranties to the Holders of Registrable Shares covered by such Registration Statement and to the underwriters in such form and scope as are customarily made by issuers to selling stockholders and underwriters in underwritten offerings, respectively, and confirm the same to the extent customary if and when requested;

(k) in connection with an Underwritten Offering, use its commercially reasonable efforts to make available for inspection by one representative appointed by the Holders of a majority of the Registrable Shares and, with respect to an Underwritten Offering, the representative of any underwriters participating in any disposition pursuant to a Registration Statement and one law firm retained by each representative of such Holders or underwriters, respectively, during normal business hours and upon reasonable notice, all financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative of the Holders, the representative of the underwriters or counsel thereto in connection with a Shelf Registration Statement; provided, however, that no records, documents or information shall be disclosed by the representative of the Holders, representative of the underwriters or counsel thereto unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a material misstatement or omission in a Registration Statement or Prospectus, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents or information have been generally made available to the public by the Company; provided, further, that to the extent practicable, the foregoing inspection and information gathering shall be coordinated on behalf of the Holders and the other parties entitled thereto by one law firm designated by and on behalf of the Holders and the other parties, which counsel the Company reasonably determines to be acceptable;

(l) use all commercially reasonable efforts (including, without limitation, seeking to cure in the Company’s listing or inclusion application any deficiencies cited by the exchange or market) to list or include all Registrable Shares on the New York Stock Exchange or the Nasdaq Stock Market;

(m) use all commercially reasonable efforts to prepare and file in a timely manner all documents and reports required by the Exchange Act (at any time after it has become subject to such reporting requirements) and, to the extent the Company’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of the Registration Statement as required by Section 4(a) hereof, the Company shall register the Registrable Shares under the Exchange Act and shall maintain such registration through the effectiveness period required by Section 4(a) hereof;

(n) provide a CUSIP number for all Registrable Shares, not later than the effective date of the Registration Statement;

(o) (i) otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, (ii) make generally available to its stockholders, as soon as reasonably practicable, earning statements covering at least 12 months that satisfy the provisions of Section 1l(a) of the Securities Act and Rule 158 (or any similar rule promulgated under the Securities Act) thereunder, no later than 90 days after the end of each fiscal year of the Company and (iii) delay the effectiveness of any Registration Statement to which any Holder of Registrable Shares covered by such Registration Statement shall have, based upon the written opinion of counsel, objected on the grounds that such Registration Statement does not comply in all material respects with the requirements of the Securities Act, provided that the Company may request effectiveness of such Registration Statement following such time as the Company shall have used its commercially reasonable efforts to resolve any such issue with the objecting Holder and shall have advised the Holder in writing of its reasonable belief that such filing complies with the requirements of the Securities Act;

(p) provide and cause to be maintained a registrar and transfer agent for all Registrable Shares covered by any Registration Statement from and after a date not later than the effective date of such Registration Statement;

(q) in connection with any sale or transfer of the Registrable Shares (whether or not pursuant to a Registration Statement) that will result in the security being delivered no longer being Registrable Shares, cooperate with the Holders and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any transfer restrictive legends (other than as required by the Company’s operating agreement) and to enable such Registrable Shares to be in such denominations and registered in such names as the representative of the underwriters, if any, or the Holders may reasonably request at least three Business Days prior to any sale of the Registrable Shares;

(r) upon effectiveness of the first registration statement filed by the Company, the Company will take such actions and make such filings as are necessary to effect the registration of the Shares under the Exchange Act simultaneously with or as soon as practicable following the effectiveness of the Registration Statement;

(s) in the case of an Underwritten Offering, use all commercially reasonable efforts to furnish or cause to be furnished to the underwriters a signed counterpart, addressed to the underwriters, of: (i) an opinion of counsel for the Company, dated the date of each closing under the underwriting agreement, in customary form reasonably acceptable to the Company and counsel for the Company; and (ii) a “comfort” letter, dated the effective date of such Registration Statement and the date of each closing under the underwriting agreement, signed by the independent public accountants who have certified the Company’s financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants’ letters delivered to underwriters in Underwritten Offerings and such other financial matters as such Holder and the underwriters may reasonably request and customarily obtained by underwriters in Underwritten Offerings;

(t) in the case of an Underwritten Offering, use its commercially reasonable efforts to cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter and its counsel (including any “qualified independent underwriter,” if applicable) that is required to be retained in accordance with the rules and regulations of the NASD).

The Company may require the Holders to furnish to the Company such information regarding the proposed distribution by such Holder (including information concerning voting and dispositive control over such Holder’s Registrable Shares) as the Company may from time to time reasonably request in writing or as shall be required to effect the registration of the Registrable Shares and no Holder shall be entitled to be named as a selling stockholder in any Registration Statement and no Holder shall be entitled to use the Prospectus forming a part thereof if such Holder does not provide such information to the Company. Any Holder that sells Registrable Shares pursuant to a Registration Statement or as a selling stockholder pursuant to an Underwritten Offering shall be required to be named as a selling stockholder in the related prospectus and to deliver a prospectus to purchasers. Each Holder further agrees to furnish promptly to the Company in writing all information required from time to time to make the information previously furnished by such Holder not misleading. A representative of the Holders shall have a reasonable opportunity prior to the filing of any Registration Statement to review the Registration Statement with respect to the accuracy of the information provided by such Holders and to provide comments thereon to the Company or its counsel.

Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f)(ii), 4(f)(iii) or 4(f)(iv) hereof, such Holder will immediately discontinue disposition of Registrable Shares pursuant to a Registration Statement until such Holder’s receipt of copies of the supplemented or amended Prospectus. If so directed by the Company, such Holder will deliver to the Company (at the reasonable expense of the Company) all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

5. Black-Out Period.

(a) Subject to the provisions of this Section 5, the Company shall have the right, but not the obligation, from time to time to suspend the use of a Registration Statement following the effectiveness of the Registration Statement (and the filings with any international, federal or state securities commissions), if a Suspension Event (as defined below) occurs. If the Company elects to suspend the effectiveness and/or use of a Registration Statement following the occurrence of a Suspension Event, the Company, by written notice to the Representatives and by written notice, email transmission or such other means that the Company reasonably believes to be a reliable means of communication (a “Suspension Notice”), shall notify the Holders that the effectiveness of the Registration Statement has been suspended and shall direct the Holders to suspend sales of the Registrable Shares pursuant to the Registration Statement until the Suspension Event has ended. A Suspension Event shall be deemed to have occurred if: (i) the representative of the underwriters of an Underwritten Offering of common stock of the Company has advised the Company that the offer or sale of Registrable Shares pursuant to the Registration Statement would have a material adverse effect on the Company’s Underwritten Offering; (ii) the Board of Directors of the Company or the Manager in good faith has determined that the offer or sale of any Registrable Shares would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company; or (iii) the Board of Directors of the Company or the Manager has determined in good faith, that it is required by law, or that it is in the best interests of the Company, to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to ensure that the Prospectus included in the Registration Statement (1) contains the financial information required under Section 10(a)(3) of the Securities Act; (2) discloses any fundamental change in the information included in the Prospectus; or (3) discloses any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information. Upon the occurrence of any Suspension Event, the Company shall use its commercially reasonable efforts to promptly amend or supplement the Registration Statement or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Company’s best interests, as applicable, so as to permit the Holders to resume sales of the Registrable Shares as soon as practicable. In no event shall the Company be permitted to suspend the use of a Registration Statement in any 12 month period for more than 45 consecutive days or for more than an aggregate of 90 days, except as a result of a refusal by the Commission to declare any post-effective amendment to the Registration Statement effective after the Company has used all commercially reasonable efforts to cause such post-effective amendment to be declared effective, in which case the Company shall terminate the suspension of the use of the Registration Statement immediately following the effective date of the post-effective amendment.

(b) If the Company gives a Suspension Notice to the Holders to suspend sales of the Registrable Shares following a Suspension Event, the Holders shall not effect any sales of the Registrable Shares pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). If so directed by the Company, each Holder will deliver to the Company (at the expense of the Company) all copies other than permanent file copies then in such Holder’s possession of the Prospectus covering the Registrable Shares at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement (or such filings) upon delivery by the Company of notice that the Suspension Event or its potential effects are no longer continuing (an “End of Suspension Notice”), which End of Suspension Notice shall be given by the Company to the Holders and the Representatives in the same manner as the Suspension Notice promptly following the conclusion of any Suspension Event and its effect.

(c) Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice pursuant to this Section 5, the Company agrees that it shall extend the period of time during which the applicable Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of the giving of the Suspension Notice to and including the date when Holders shall have received the End of Suspension Notice and copies of the supplemented or amended Prospectus necessary to resume sales; provided that such period of time shall not be extended beyond the date that securities are no longer Registrable Shares.

6. Representations and Warrantees.

The Company represents and warrants to, and agrees with, each Purchaser and each of the holders from time to time of Registrable Shares that:

(a) this Agreement has been duly authorized, executed and delivered by the Company; and

(b) the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the certificate of formation, limited liability company agreement or other governing documents of the Company or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, except in the case of (i) and (iii) above, for such conflicts, breaches, violations or defaults as would not reasonably be expected to result in a material adverse effect on the business, properties, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries, taken as whole (a “Material Adverse Effect”); and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except (w) the registration under the Securities Act of the Registrable Shares, (x) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the offering and distribution of the Registrable Shares, (y) such consents, approvals, authorizations, registrations or qualifications that have been obtained and are in full force and effect as of the date hereof and (z) such consents, approvals, authorizations, registrations or qualifications that the failure to have would not reasonably be expected to have a Material Adverse Effect.

7. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless (i) each Initial Purchaser and each Holder, (ii) each person, if any, who controls each Initial Purchaser and each Holder within the meaning of the Securities Act or the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of each Initial Purchaser and each Holder or any person who controls any of the foregoing (each person referred to in clause (i), (ii) or (iii) are referred to collectively as the “Indemnified Parties”), from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, judgments, expenses, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, judgments, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus including any document incorporated by reference therein, or in any amendment or supplement thereto or in any preliminary Prospectus relating to the Registration Statement, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof as such expenses are incurred; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus relating to the Registration Statement in reliance upon and in conformity with written information pertaining to a Holder or furnished to the Company by or on behalf of a Holder or any participating underwriter specifically for inclusion therein and (ii) in the case of a Suspension Event, the Company shall not be liable for any loss, claim, damage or liability resulting from a sale of Shares by any Holder occurring after delivery by the Company of a Suspension Notice and prior to delivery by the Company of an End of Suspension Notice; provided, further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Shares if requested by such Holders.

(b) In connection with any Registration Statement in which a Holder is participating and as a condition to such participation, each Holder, severally and not jointly, will indemnify and hold harmless the Company, its officers, directors, partners, employees, representatives, agents and investment advisers and each person, if any, who controls any of the foregoing within the meaning of the Securities Act or the Exchange Act (the “Company Indemnified Persons”) from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus relating to the Registration Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to a Holder or furnished to the Company by or on behalf of a Holder or any participating underwriter specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company or any Company Indemnified Person for any legal or other expenses reasonably incurred by the Company or such Company Indemnified Person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any Company Indemnified Person.

(c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who may, unless in the reasonable judgment of counsel to the indemnifying party a potential conflict of interest exists, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses, other than reasonable costs and expenses incurred at the request of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes any unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to respect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 6(d), the Holders shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Shares pursuant to the Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

(e) The agreements contained in this Section 6 shall survive the sale of the Shares pursuant to the Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

8. Market Stand-off Agreement.

Each Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, directly or indirectly sell, offer, pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell (including without limitation any short sale), grant any option, right or warrant for the sale of or otherwise transfer or dispose of any Registrable Shares or other Shares or any securities convertible into or exchangeable or exercisable for Shares then owned by such Holder (other than to donees, partners or other transferees of the Holder who agree to be similarly bound) for a period of up to 60 days following the date of an Underwritten Offering by the Company pursuant to a shelf registration statement of the Company filed under the Securities Act; provided, however, that:

(a) with respect to the 60-day period that follows the date of an Underwritten Offering pursuant to a Shelf Registration Statement, such agreement shall not be applicable to Registrable Shares sold pursuant to such Shelf Registration Statement, as the case may be;

(b) the Company, the Strategic Investors, all executive officers and directors of the Company and Manager then holding Shares or securities convertible into or exchangeable or exercisable for Shares shall enter into similar agreements for not less than the entire time period required of the Holders hereunder; and

(c) the Holders shall be allowed any concession or proportionate release allowed to the Company, the Strategic Investors or any executive officer or director that entered into similar agreements.

In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the securities subject to this Section 7 and to impose stop transfer instructions with respect to the Registrable Shares and such other securities of each Holder (and the securities of every other Person subject to the foregoing restriction) until the end of such period.

9. Termination of the Company’s Obligations.

The Company shall have no further obligations pursuant to this Agreement at such time as no Registrable Shares are outstanding, provided, however, that the Company’s obligations under Sections 3, 7 and l0(a) through and including 10(k) of this Agreement and Exhibit A to this Agreement shall remain in full force and effect following such time.

10. Miscellaneous.

(a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company and Holders beneficially owning not less than 50% of the then outstanding Registrable Shares. Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders may be given by such Holder; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

(b) Notices. All notices and other communications, provided for or permitted hereunder shall be made in writing by delivered by facsimile (with receipt confirmed), overnight courier or registered or certified mail, return receipt requested, or by telegram:

(i) if to a Holder, at the most current addresses given by the transfer agent and registrar of the Shares to the Company; and

(ii) if to the Company, at the offices of the Company at 9 West 57th Street, New York, NY 10019, Attention: Chief Legal Officer, Fax: (212) 515-3267.

(c) Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto and shall inure to the benefit of each Holder. The Company agrees that the Holders shall be third party beneficiaries to the agreements made hereunder by the Initial Purchasers and the Company, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder; provided, however, that no Holder shall have the right to enforce such agreements unless and until such Holder fulfills all of its obligations hereunder.

(d) Stock Legend. In addition to any other legend that may appear on the stock certificates evidencing the Registrable Shares, for so long as any Shares remain Registrable Shares each stock certificate evidencing such Registrable Shares shall contain a legend to the following effect: “THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND ENTITLED TO THE BENEFITS OF A CERTAIN REGISTRATION RIGHTS AGREEMENT, DATED AUGUST 8, 2007.”

(e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.

(g) Severability. if any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(h) Entire Agreement. This Agreement (including the Exhibit hereto), together with the Purchase Agreement, is intended by the parties hereto as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

(i) Registrable Shares Held by the Company or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Shares is required hereunder, Registrable Shares held by the Company or its Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(j) Survival. This Agreement is intended to survive the consummation of the transactions contemplated by the Purchase Agreement. The indemnification and contribution obligations under Section 6 of this Agreement shall survive the termination of the Company’s obligations under Section 2 of this Agreement.

(k) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the provisions of this Agreement. All references made in this Agreement to “Section” refer to such Section of this Agreement, unless expressly stated otherwise.

(l) Attorneys’ Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover its reasonable attorneys’ fees in addition to any other available remedy.

[Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

APOLLO GLOBAL MANAGEMENT, LLC

By:	AGM Management, LLC,
its Manager

By:	BRH Holdings GP, Ltd.,
its Sole Member

By:	/s/ John J. Suydam
Name: John J. Suydam Title: Vice President

AGM MANAGEMENT, LLC

By:	BRH Holdings GP, Ltd.,
its Sole Member

By:	/s/ John J. Suydam
Name: John J. Suydam Title: Vice President

[Signature Page for Registration Rights Agreement]

GOLDMAN SACHS & CO

By:	/s/ Goldman Sachs & Co
Name: Title:

J.P. MORGAN SECURITIES, INC.

By:	/s/ Elizabeth P. Myers
Name: Elizabeth P. Myers Title: Managing Director

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Steven C. Pierson
Name: Steven C. Pierson Title: Managing Director